DERIVATIVES	12 Months Ended
Dec. 31, 2015
Derivative Instruments and Hedging Activities Disclosure [Abstract]
DERIVATIVES
Derivatives

First Financial uses certain derivative instruments, including interest rate caps, floors and swaps, to meet the needs of its clients while managing the interest rate risk associated with certain transactions.  First Financial does not use derivatives for speculative purposes. For discussion of First Financial's accounting for derivative instruments, see Note 1 – Summary of Significant Accounting Policies.

First Financial primarily utilizes interest rate swaps as a means to offer borrowers credit-based products that meet their needs and may from time to time utilize interest rate swaps to manage the interest rate risk profile of the Company.

Interest rate swap agreements establish the basis on which interest rate payments are exchanged with counterparties, referred to as the notional amount. As only interest rate payments are exchanged, the cash requirements and credit risk associated with interest rate swaps are significantly less than the notional amount and the Company’s credit risk exposure is limited to the market value of the instruments. First Financial manages this market value credit risk through counterparty credit policies. These policies require the Company to maintain a total derivative notional position of less than 35% of assets, total credit exposure of less than 3% of capital and no single counterparty credit risk exposure greater than $20.0 million. The Company is currently well below all single counterparty and portfolio limits.

At December 31, 2015, the Company had a total counterparty notional amount outstanding of approximately $551.7 million, spread among nine counterparties, with an outstanding liability from these contracts of $13.4 million. At December 31, 2014, First Financial had a total counterparty notional amount outstanding of $566.2 million, spread among nine counterparties, with an outstanding liability from these contracts of $12.4 million.

First Financial’s exposure to credit loss, in the event of nonperformance by a borrower, is limited to the market value of the derivative instrument associated with that borrower. First Financial monitors its derivative credit exposure to borrowers by monitoring the creditworthiness of the related loan customers through the normal credit review processes the Company performs on all borrowers. Additionally, the Company monitors derivative credit risk exposure related to problem loans through the Company's allowance for loan and lease losses committee. First Financial considers the market value of a derivative instrument to be part of the carrying value of the related loan for these purposes as the borrower is contractually obligated to pay First Financial this amount in the event the derivative contract is terminated.

Fair value hedges. First Financial utilizes interest rate swaps designated as fair value hedges as a means to offer commercial borrowers fixed rate funding while providing the Company with floating rate assets. The following table details the location and amounts recognized in the Consolidated Balance Sheets for fair value hedges:

		December 31, 2015			December 31, 2014
			Estimated fair value			Estimated fair value
(Dollars in thousands)	Balance Sheet Location	Notional amount	Gain	Loss	Notional amount	Gain	Loss
Fair Value Hedges - Instruments associated with loans
Pay fixed interest rate swaps with counterparty	Accrued interest and other liabilities	$5,216	$0	$(120)	$8,739	$0	$(440)
Matched interest rate swaps with borrower	Accrued interest and other assets and other liabilities	546,458	13,981	(44)	407,423	11,150	(249)
Matched interest rate swaps with counterparty	Accrued interest and other liabilities	546,458	44	(14,015)	407,423	249	(11,227)
Total		$1,098,132	$14,025	$(14,179)	$823,585	$11,399	$(11,916)

In connection with its use of derivative instruments, First Financial and its counterparties are required to post cash collateral to offset the market position of the derivative instruments under certain conditions. First Financial maintains the right to offset these derivative positions with the collateral posted against them by or with the relevant counterparties. First Financial classifies the derivative cash collateral outstanding with its counterparties as an adjustment to the fair value of the derivative contracts within Accrued interest and other assets or Accrued interest and other liabilities in the Consolidated Balance Sheets.

The following table discloses the gross and net amounts of assets and liabilities recognized in the Consolidated Balance Sheets:

	December 31, 2015			December 31, 2014
(Dollars in thousands)	Gross amounts of recognized liabilities	Gross amounts offset in the Consolidated Balance Sheets	Net amounts of assets presented in the Consolidated Balance Sheets	Gross amounts of recognized liabilities	Gross amounts offset in the Consolidated Balance Sheets	Net amounts of assets presented in the Consolidated Balance Sheets
Fair value hedges
Pay fixed interest rate swaps with counterparty	$120	$0	$120	$440	$0	$440
Matched interest rate swaps	14,015	(16,710)	(2,695)	11,476	(12,260)	(784)
Total	$14,135	$(16,710)	$(2,575)	$11,916	$(12,260)	$(344)

The following table details the derivative financial instruments, the average remaining maturities and the weighted-average interest rates being paid and received by First Financial at December 31, 2015:

				Weighted-Average Rate
(Dollars in thousands)	Notional amount	Average maturity (years)	Fair value	Receive	Pay
Asset conversion swaps
Pay fixed interest rate swaps with counterparty	$5,216	1.6	$(120)	2.21%	6.95%
Receive fixed, matched interest rate swaps with borrower	546,458	4.9	13,937	4.41%	2.60%
Pay fixed, matched interest rate swaps with counterparty	546,458	4.9	(13,971)	2.60%	4.41%
Total asset conversion swaps	$1,098,132	4.9	$(154)	3.50%	3.52%

Cash flow hedges. First Financial utilizes interest rate swaps designated as cash flow hedges to hedge against interest rate volatility on indexed floating rate deposits. These interest rate swaps qualify for hedge accounting and involve the receipt by First Financial of variable-rate interest amounts in exchange for fixed-rate interest payments by First Financial. As of December 31, 2014, the Company had active interest rate swaps with a notional value of $150.0 million. Accrued interest and other liabilities included $1.7 million at December 31, 2014, reflecting the fair value of these cash flow hedges. First Financial terminated all cash flow hedges during the second quarter of 2015.

Credit derivatives. In conjunction with participating interests in commercial loans, First Financial periodically enters into risk participation agreements with counterparties whereby First Financial assumes a portion of the credit exposure associated with an interest rate swap on the participated loan in exchange for a fee. Under these agreements, First Financial will make payments to the counterparty if the loan customer defaults on its obligation to perform under the interest rate swap contract with the counterparty. The total notional value of these agreements totaled $33.6 million as of December 31, 2015 and $26.4 million as of December 31, 2014. The fair value of these agreements were recorded on the Consolidated Balance Sheets as liabilities of $0.1 million as of December 31, 2015 and December 31, 2014.

Mortgage Derivatives. First Financial enters into IRLCs and forward commitments for the future delivery of mortgage loans to third party investors, which are considered derivatives. When borrowers secure an IRLC with First Financial and the loan is intended to be sold, First Financial will enter into forward commitments for the future delivery of the loans to third party investors in order to hedge against the effect of changes in interest rates impacting IRLCs and and Loans held for sale. At December 31, 2015, the notional amount of the IRLCs was $18.5 million and the notional amount of forward commitments was $25.1 million. The fair value of these agreements was $0.1 million as of December 31, 2015 and was recorded on the Consolidated Balance Sheets in Accrued interest and other assets. There were no such derivatives as of December 31, 2014.